J.P. Morgan 44th Healthcare Conference Prahlad Singh Chief Executive Officer January 13, 2026

Safe Harbor 2 This presentation contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements relating to estimates and projections of future earnings per share, cash flow and revenue growth and other financial results, developments relating to the Company’s customers and end-markets, plans concerning business development opportunities, and acquisitions or divestitures. Words such as "believes," "intends," "anticipates," "plans," "expects," "projects," "forecasts," "will" and similar expressions, and references to guidance, are intended to identify forward-looking statements. Such statements are based on management's current assumptions and expectations and no assurances can be given that the Company’s assumptions or expectations will prove to be correct. A number of important risk factors could cause actual results to differ materially from the results described, implied or projected in any forward-looking statements. A detailed description of these risk factors can be found under the caption “Risk Factors” in the Company’s most recent quarterly report on Form 10-Q and in the Company’s other filings with the Securities and Exchange Commission. The Company disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this presentation. In addition to financial measures prepared in accordance with generally accepted accounting principles (GAAP), this presentation also includes non-GAAP financial measures. Guidance for future periods is provided on a non-GAAP basis and cannot be reconciled to the closest GAAP measures without unreasonable effort due to the unpredictability of the amounts and timing of events affecting the items the Company excludes from these non-GAAP measures. The amounts and timing of such events and items could be material to the Company’s results prepared in accordance with GAAP.

3 Financial Disclosures Estimated future results and historical growth rates presented and discussed today are based on 2025 guidance as provided on October 27, 2025 (2025E) Key Definitions: • LSD = 1-3% • MSD = 4-6% • HSD = 7-9% • LDD = 10-12% • LRP = Long-range plan

Where we started We have undergone a meaningful transformation 4 Divested Analytical Analytical business across Food and Applied markets Enhanced scientific expertise Higher recurring mix Leading market positions Analytical1/3 Life Sciences1/3 Reproductive Health1/3 Acquired substantial new capabilities Large Molecule Horizon Nexcelom Autoimmune, Allergy and Emerging Infectious Disease Oxford Immunotec IDS Category of One Legacy Today PerkinElmer Brand

Revvity at-a-glance

2025E Revenue: **~$2.8B**


Segments
~50%
Life Sciences
~50%
Diagnostics


~30%
EMEA
Geography
~25%
APAC
~45%
Americas


Products
~85%
Recurring Revenue*
~15%
Non-recurring Revenue

*Consumables, services and software

Powered by **~11,000 employees** collaborating to pioneer groundbreaking solutions

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Life Sciences at-a-glance

Reagents, instruments, and software offerings enabling all stages of R&D


~15%
Software
~$1.4B
Segment Revenue
(2025E)
~85%
Life Sciences Solutions

HSD
5-year historical average organic growth

~31%
Adjusted operating margin (2025E)

End Market Split

~75% Pharma / Biotech

~25% Academia / Government

Highly innovative reagents and instrumentation

Comprehensive SaaS solutions supporting research informatics and clinical analytics workflows

Pursuing **adjacent opportunities** for additional growth

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Diagnostics at-a-glance

Comprehensive solutions in specialized clinical markets

~60%
Immunodiagnostics


~$1.4B
Segment Revenue
(2025E)

~40%
Reproductive Health

HSD
5-year historical average organic growth

~25%
Adjusted operating margin (2025E)

Key Customers

- Public Health Labs
- Reference Labs
- Hospitals / Clinics

High-growth specialty diagnostics portfolio | **Robust offerings** for screening, diagnosing and informing treatments | Driving **innovation** and expanding **global capabilities**

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Bridging the gap from discovery to cure 8 A key player in high-value areas of the drug development lifecycle Discovery and development Diagnosis to cure Screening Screening tools for early diagnosis and intervention Discovery Providing specialty reagents, antibodies and solutions for turning lab discoveries into treatments Commercial Precise tools and technology for improving drug manufacturing Clinical Robust data management and analysis solutions to optimize clinical trials Pre-clinical development Advanced technologies for streamlining drug discovery and development Diagnostics and monitoring Precise technologies for performing clinical diagnosis and informing treatment guidance Focusing on specialized areas requiring innovation and connecting our unique capabilities to meet customer needs

9 Delivering on key growth, operational and financial priorities Strengthening operationally and financially for the future Expanding scientific and market reach Capitalizing on the potential of AI

AI in Action

Unlocking new frontiers with AI

Select examples:

Customer-facing

Launched
Transcribe AI
for clinical laboratory customers
→ especially valuable for screening labs which process hundreds of handwritten DBS test cards daily

~40% improvement in **workflow speed** from the reduction of manual data entry tasks

Internal

Deployed
revvity**AI**
for our ~11,000 employees

~10% reduction in software **development timelines**

Partnering to Deliver AI

TuneLab™ leveraging **Signals Xynthetica™**

Lilly + revvity signals

Building the leading marketplace for trusted, high-quality AI models

Transforming the industry by powering AI-driven discovery

Further detail on following page...

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Creating a scalable, federated framework to accelerate AI-enabled drug discovery 11 Lilly TuneLab models accessible through Signals Xynthetica , our new AI Models-as-a-Service (MaaS) framework Eli Lilly & Revvity will initially co-fund access to Signals One & Xynthetica for biotech customers Signals One Signals OneSignals Xynthetica with AI in Action Traditional AI-Enabled

Scientific & Market Reach

Advancing our stated strategic priorities

Select examples:

GMP Reagents Expansion

Recent GMP investments to build:
- manufacturing capacity
- regulatory capabilities
- bioprocessing catalog offerings

In the last 12 months:
~2.5x increase in GMP bioprocessing projects
with multiple entering the clinic

Driving downstream expansion with customers

US Immunodiagnostics Penetration

Americas revenue as % of total IDx revenue:


~10%
2019
~20%
2025
~40%
Future

Increasing automation and introducing novel assays

Strategic Partnerships

Genomics England

Providing DNA extraction and sequencing to screen newborns for rare genetic conditions sanofi

Combining our strengths in genomic and autoimmune Dx with Sanofi's leadership in T1D therapeutics

Meaningful growth opportunities, incremental to underlying LRP

Further detail on following page...

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Partnering for disease prediction and prevention 13 Capitalizing on opportunities in rare disease while expanding into common disease Our internal capabilities: Genetic risk screening Companion diagnostics and future therapies Autoantibody assay for neonatal detection Developed DBS card assay for 4 biomarkers Internally developed T1D test Advancing early detection of T1D globally In parallel: Supporting Italy’s mandate to identify asymptomatic early pediatric T1D cases with our new IVDR screening assay Developing and clinically validating 4-plex IVD assay and expanding access for existing RUO assay With Scientific & Market Reach

Operations & Financials

Driving operational and financial improvements

Select examples:

FCF Conversion

~70%

Historical

>85% of adj. net income

Today

Significant transformation driven by operational improvements

Capital Allocation

~$1.4B in share repurchases
since becoming Revvity in 2023

~10% reduction
in share count

Operational Excellence

- Headcount rationalization
- Supply chain optimization
- Footprint consolidation

On track to achieve 28.0% adj. operating margins in 2026

Further detail on following page...

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Operations & Financials

Meaningful operational efficiency initiatives

Select examples **since becoming Revvity:**

Headcount rationalization

Increasing productivity through:
- commercial synergies
- operational integrations
- management de-layering

~10% overall **headcount reduction**

Supply chain optimization

Driving materials savings by:
- insourcing
- re-engineering
- consolidations

Improving logistics through:
- vendor optimization
- packaging
- strategic partnerships

Footprint consolidation

30+ rooftops impacted by downsizing, co-location, and site closure activities

By 2027, optimized footprint will deliver **~20% annual cost reductions** and **~10% footprint reduction**

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2026 considerations 16 Expect existing end market trends to continue into 2026 Market Environment On track to achieve 28.0% Adj. Operating Margins Increased net interest expense offset by lower share count ~18% adj. tax rate Below the Line Considerations2-3% organic growth expected to result in HSD adj. EPS growth Assumptions:

Driving sustained, superior growth...

Reiterating our long-term growth algorithm


~$2.8B
(2025E) revenue
~20%
~30%
~8%
~42%

	5-year avg. organic growth	LRP organic growth
Immunodiagnostics	LDD	9-11%
Signals Software	LDD	9-11%
Life Sciences Solutions	MSD	6-8%
Reproductive Health	MSD	2-4%

6-8%

LRP organic growth

200bps above market in normal market conditions

Additional upside provided by technology & licensing and Omics partnerships

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…and achieving top-tier margins… 18 …while delivering DD adj. EPS growth over the long term, with capital deployment providing additional upside ~27% Gross margin expansion Future SG&A operating leverage and cost efficiencies 25bps per year 50bps per year Mid-30s% Defined roadmap for continued margin expansion driven by industry-leading incremental margins 2025E

Bringing it all together 19 A Category of One An innovative Life Sciences and Diagnostics company with a unique portfolio and leading positions in high-growth end- markets Well-positioned with high recurring revenue along with compelling growth opportunities and resilient returns A strategic partner to customers bridging the gap from pre-clinical to clinical stages A company with a transformed portfolio that is execution focused A differentiated financial profile with attractive margin expansion potential and capital deployment opportunities